EXHIBIT 24.
-----------



                              POWER OF ATTORNEY
                              -----------------


     Each person whose signature appears below constitutes and appoints Andrew
N. Baur and Linn H. Bealke his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                            TITLE                                  DATE
         ---------                            -----                                  ----

/s/ John T. Baumstark               Director                                    March 13, 2001
----------------------------
John T. Baumstark


/s/ Andrew N. Baur                  Chairman and Chief Executive                March 13, 2001
----------------------------        Officer of the Registrant and
Andrew N. Baur                      Southwest Bank of St. Louis;
                                    Director


/s/ Andrew S. Baur                  Director of the Registrant; and             March 14, 2001
----------------------------        Senior Vice President of
Andrew S. Baur                      Southwest Bank of St. Louis


/s/ Linn H. Bealke                  President and Director of the               March 13, 2001
----------------------------        Registrant; Vice Chairman of
Linn H. Bealke                      Southwest Bank of St. Louis


                                    Director
----------------------------
Alice C. Behan



/s/ William H. T. Bush              Director                                    March 13, 2001
----------------------------
William H. T. Bush


                                    Director
----------------------------
Franklin J. Cornwell Jr.


/s/ Theodore P. Desloge, Jr.        Director                                    March 15, 2001
----------------------------
Theodore P. Desloge, Jr.

                                    11



                                    Director
----------------------------
Louis N. Goldring


                                    Director
----------------------------
Richard T. Grote


                                    Director
----------------------------
Frederick O. Hanser


/s/ G. Watts Humphrey, Jr.          Director                                    March 14, 2001
---------------------------
G. Watts Humphrey, Jr.


                                    Director
----------------------------
Donna D. Lambert


/s/ Michael D. Latta                Director                                    March 13, 2001
----------------------------
Michael D. Latta


/s/ Mont S. Levy                    Director                                    March 13, 2001
----------------------------
Mont S. Levy


/s/ Lewis B. Shepley                Director                                    March 15, 2001
----------------------------
Lewis B. Shepley


/s/ Paul M. Strieker                Executive Vice President,                   March 13, 2001
-------------------------------     Controller, and Chief Financial
Paul M. Strieker                    Officer of the Registrant,
                                    Executive Vice President of
                                    Southwest Bank of St. Louis


                                    12